Exhibit 6.1

PLACER DOME INC.

POWER OF ATTORNEY

The undersigned, in his capacity as a Director of Placer Dome Inc., does hereby appoint Tony S. Giardini and Geoffrey P. Gold, and each of them, severally his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said corporation, a Registration Statement on Form F-9 for the registration of debentures to be issued in exchange for other debentures previously issued by said corporation, and any and all amendments post-effective or incidental in connection therewith, and to file the same with the United States Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes and as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 9th day of May, 2003

/s/ G. Bernard Coulombe Name: G. Bernard Coulombe Director

PLACER DOME INC.

POWER OF ATTORNEY

The undersigned, in his capacity as a Director of Placer Dome Inc., does hereby appoint Tony S. Giardini and Geoffrey P. Gold, and each of them, severally his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said corporation, a Registration Statement on Form F-9 for the registration of debentures to be issued in exchange for other debentures previously issued by said corporation, and any and all amendments post-effective or incidental in connection therewith, and to file the same with the United States Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes and as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 9th day of May, 2003

/s/ John W. Crow Name: John W. Crow Director

PLACER DOME INC.

POWER OF ATTORNEY

The undersigned, in his capacity as a Director of Placer Dome Inc., does hereby appoint Tony S. Giardini and Geoffrey P. Gold, and each of them, severally his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said corporation, a Registration Statement on Form F-9 for the registration of debentures to be issued in exchange for other debentures previously issued by said corporation, and any and all amendments post-effective or incidental in connection therewith, and to file the same with the United States Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes and as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 9th day of May, 2003

/s/ Graham Farquharson Name: Graham Farquharson Director

PLACER DOME INC.

POWER OF ATTORNEY

The undersigned, in his capacity as a Director of Placer Dome Inc., does hereby appoint Tony S. Giardini and Geoffrey P. Gold, and each of them, severally his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said corporation, a Registration Statement on Form F-9 for the registration of debentures to be issued in exchange for other debentures previously issued by said corporation, and any and all amendments post-effective or incidental in connection therewith, and to file the same with the United States Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes and as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 9th day of May, 2003

/s/ Robert M. Franklin Name: Robert M. Franklin Director

PLACER DOME INC.

POWER OF ATTORNEY

The undersigned, in his capacity as a Director of Placer Dome Inc., does hereby appoint Tony S. Giardini and Geoffrey P. Gold, and each of them, severally his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said corporation, a Registration Statement on Form F-9 for the registration of debentures to be issued in exchange for other debentures previously issued by said corporation, and any and all amendments post-effective or incidental in connection therewith, and to file the same with the United States Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes and as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 9th day of May, 2003

/s/ David S. Karpin Name: David S. Karpin Director

PLACER DOME INC.

POWER OF ATTORNEY

The undersigned, in his capacity as a Director of Placer Dome Inc., does hereby appoint Tony S. Giardini and Geoffrey P. Gold, and each of them, severally his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said corporation, a Registration Statement on Form F-9 for the registration of debentures to be issued in exchange for other debentures previously issued by said corporation, and any and all amendments post-effective or incidental in connection therewith, and to file the same with the United States Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes and as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 9th day of May, 2003

/s/ Alan R. MacFarland Name: Alan R. MacFarland Director

PLACER DOME INC.

POWER OF ATTORNEY

The undersigned, in his capacity as a Director of Placer Dome Inc., does hereby appoint Tony S. Giardini and Geoffrey P. Gold, and each of them, severally his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said corporation, a Registration Statement on Form F-9 for the registration of debentures to be issued in exchange for other debentures previously issued by said corporation, and any and all amendments post-effective or incidental in connection therewith, and to file the same with the United States Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes and as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 9th day of May, 2003

/s/ Clifford L. Michel Name: Clifford L. Michel Director

PLACER DOME INC.

POWER OF ATTORNEY

The undersigned, in his capacity as a Director of Placer Dome Inc., does hereby appoint Tony S. Giardini and Geoffrey P. Gold, and each of them, severally his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said corporation, a Registration Statement on Form F-9 for the registration of debentures to be issued in exchange for other debentures previously issued by said corporation, and any and all amendments post-effective or incidental in connection therewith, and to file the same with the United States Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes and as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 6th day of May, 2003

/s/ Edythe A. Parkinson-Marcoux Name: Edythe A. Parkinson-Marcoux Director

PLACER DOME INC.

POWER OF ATTORNEY

The undersigned, in his capacity as a Director of Placer Dome Inc., does hereby appoint Tony S. Giardini and Geoffrey P. Gold, and each of them, severally his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said corporation, a Registration Statement on Form F-9 for the registration of debentures to be issued in exchange for other debentures previously issued by said corporation, and any and all amendments post-effective or incidental in connection therewith, and to file the same with the United States Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes and as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 9th day of May, 2003

/s/ Vernon F. Taylor III Name: Vernon F. Taylor III Director

PLACER DOME INC.

POWER OF ATTORNEY

The undersigned, in his capacity as a Director of Placer Dome Inc., does hereby appoint Tony S. Giardini and Geoffrey P. Gold, and each of them, severally his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said corporation, a Registration Statement on Form F-9 for the registration of debentures to be issued in exchange for other debentures previously issued by said corporation, and any and all amendments post-effective or incidental in connection therewith, and to file the same with the United States Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes and as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 9th day of May, 2003

/s/ William G. Wilson Name: William G. Wilson Director